                                                                    EXHIBIT 99.2

                                                            [PULITZER INC. LOGO]

FOR IMMEDIATE RELEASE

                                                      900 North Tucker Boulevard
                                                       St. Louis, Missouri 63101
                                                                Tel 314/340-8402
                                                                Fax 314/340-3125

                                                For further information, contact
                                                James V. Maloney, Director of
                                                Shareholder Relations
                                                (314) 340-8402

                       PULITZER INC. REPORTS THIRD-PERIOD
                   REVENUE FOR FOUR WEEKS ENDED MARCH 28, 2004

         ST. LOUIS, April 16, 2004 -- Pulitzer Inc. (NYSE: PTZ) today announced that revenue increased 7.3 percent for the four-week accounting period ended March 28, 2004 and increased 4.6 percent for the thirteen-week year-to-date period when compared to the respective 2003 periods. March 2004 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets increased 9.7 percent, with increases of 8.3 percent at the St. Louis operations and 13.3 percent at PNI.

         On a comparable basis, excluding the results of PNI acquisitions absent in the comparable period of 2003, total revenue increased 6.4 percent for the four-week period ended March 28, 2004 and increased 3.8 percent for the thirteen-week year-to-date periods. Total comparable advertising revenue increased 8.6 percent for the four-week period ended March 28, 2004 and increased 4.6 percent for the thirteen-week year-to-date period. March 2004 comparable advertising revenue increased 8.3 percent at the St. Louis operations and 9.2 percent at PNI. Comparable advertising revenue increased 3.6 percent at the St. Louis operations and 7.4 percent at PNI for the thirteen-week year-to-date period.

         The principal components of the third-period comparable advertising revenue results for St. Louis and PNI were:

-        Comparable retail advertising revenue, including preprints, increased
         4.3 percent. Comparable retail ROP revenue increased 3.4 percent, principally due to strength in the grocery, entertainment, furniture, home improvement and electronic categories, as well as gains in local territory revenue, which increased 20.6 percent in St. Louis. These gains were partially offset by weakness in the department store segment. Comparable St. Louis and PNI retail ROP revenue increased 4.9 percent and 0.5 percent, respectively. Comparable retail preprint revenue increased 6.0 percent in St. Louis and 6.4 percent at PNI.

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

Page Two
Pulitzer Period 3 Revenues

-        Comparable national advertising revenue, including preprints, increased
         10.9 percent versus the comparable 2003 period, principally due to strength in the automotive category, particularly in St. Louis. Comparable national preprint revenue increased 64.4 percent for the period and comparable national ROP revenue increased 3.3 percent. Comparable national advertising revenue, including preprints, increased
         8.4 percent in St. Louis and 73.7 percent at PNI.

- Comparable classified revenue increased 14.1 percent from last year, with growth in all major categories.

                    COMPARABLE CLASSIFIED ADVERTISING REVENUE
                       PERCENTAGE CHANGE 2004 VERSUS 2003

                                                                                                        Total Pulitzer,
PERIOD 3                       St. Louis       PNI         Total Pulitzer            TNI                 including TNI
-----------------------------------------------------------------------------------------------------------------------
Help Wanted                      12.6%        35.4%            17.5%                47.6%                   20.8%
Automotive                       14.2%         9.7%            13.1%                 2.4%                   11.7%
Real Estate                      13.6%        20.6%            15.4%                 8.5%                   14.7%
Total classified revenue         12.2%        19.8%            14.1%                14.7%                   14.2%

                    COMPARABLE CLASSIFIED ADVERTISING REVENUE
                       PERCENTAGE CHANGE 2004 VERSUS 2003

                                                                                                               Total Pulitzer,
YEAR-TO-DATE                    St. Louis          PNI             Total Pulitzer            TNI                including TNI
------------------------------------------------------------------------------------------------------------------------------
Help Wanted                       6.3%            28.1%                10.8%                36.5%                   13.7%
Automotive                        7.0%             3.3%                 6.2%                 1.5%                    5.6%
Real Estate                      10.3%            18.7%                12.6%                 0.8%                   11.5%
Total classified revenue          7.8%            14.7%                 9.5%                 9.5%                    9.5%

         March 2004 revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") decreased 1.4 percent, and total advertising revenue decreased 0.7 percent. TNI retail revenue, including preprints, decreased 7.5 percent with a 13.6 percent decrease in retail ROP partially offset by a 14.9 percent increase in retail preprint revenue. Local territory revenues decreased 14.3 percent for the period. TNI national revenue, including preprints, decreased 26.0 percent due to weakness in the pharmaceutical segment. March classified revenue increased 14.7 percent.

                                       ***

         Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major

                                    - more -

Page Three
Pulitzer Period 3 Revenues

metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Ariz., and, through its Pulitzer Newspapers, Inc. (PNI) subsidiary, 12 other dailies and more than 65 weekly newspapers, shoppers and niche publications. The PNI dailies are The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; The Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wisc. The Company's newspaper operations also include the Suburban Journals of Greater St. Louis, a group of 38 weekly papers and various niche publications.

         The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.

NOTES:

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.

                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

                                                             Four Weeks    Four Weeks               13 Weeks    13 Weeks
                                                               Ended         Ended                   Ended       Ended
                                                              March 28,     March 30,               March 28,   March 30,
                                                                2004      2003 (Note 4)  Change       2004     2003 (Note 4)  Change
                                                             ----------   -------------  ------     ---------  -------------  ------
CONSOLIDATED OPERATING REVENUE (NOTE 1):

   Advertising:
     Retail                                                   $  9,207      $  8,805       4.6%     $ 27,829    $ 26,560       4.8%
     National                                                    2,211         2,141       3.3%        6,161       6,821      (9.7%)
     Classified                                                 10,517         9,086      15.7%       32,247      29,086      10.9%
                                                              --------      --------     -----      --------    --------      ----
       Total                                                    21,935        20,032       9.5%       66,237      62,467       6.0%
     Preprints                                                   5,122         4,639      10.4%       14,218      13,732       3.5%
                                                              --------      --------     -----      --------    --------      ----
       Total Advertising                                        27,057        24,671       9.7%       80,455      76,199       5.6%
   Circulation                                                   6,328         6,282       0.7%       20,568      20,196       1.8%
   Other                                                           499           616     (19.0%)       1,712       1,837      (6.8%)
                                                              --------      --------     -----      --------    --------      ----
       Total                                                  $ 33,884      $ 31,569       7.3%     $102,735    $ 98,232       4.6%
                                                              ========      ========      ====      ========    ========      ====

OPERATING REVENUE OF CONSOLIDATED SUBSIDIARIES:

   St. Louis Operations (Note 2):
     Advertising (Note 3):                                    $ 19,434      $ 17,944       8.3%     $ 57,545    $ 55,546       3.6%
     Circulation                                                 4,731         4,650       1.7%       15,388      14,958       2.9%
     Other                                                          79           149     (47.0%)         449         445       0.9%
                                                              --------      --------     -----      --------    --------      ----
       Total                                                  $ 24,244      $ 22,743       6.6%     $ 73,382    $ 70,949       3.4%
                                                              ========      ========      ====      ========    ========      ====

   Pulitzer Newspapers, Inc.
     Advertising (Note 3):                                    $  7,623      $  6,727      13.3%     $ 22,910    $ 20,653      10.9%
     Circulation                                                 1,597         1,632      (2.1%)       5,180       5,238      (1.1%)
     Other                                                         420           467     (10.1%)       1,263       1,392      (9.3%)
                                                              --------      --------     -----      --------    --------      ----
       Total                                                  $  9,640      $  8,826       9.2%     $ 29,353    $ 27,283       7.6%
                                                              ========      ========      ====      ========    ========      ====

OPERATING REVENUE OF UNCONSOLIDATED NEWSPAPER JOINT VENTURE:

   Pulitzer's 50% share of Tucson Newspaper Agency:
     Advertising (Note 3):                                    $  3,332      $  3,357      (0.7%)    $ 10,378    $ 10,573      (1.8%)
     Circulation                                                   937           941      (0.4%)       3,028       3,048      (0.7%)
     Other                                                          26            58     (55.2%)         117         124      (5.6%)
                                                              --------      --------     -----      --------    --------      ----
       Total                                                  $  4,295      $  4,356      (1.4%)    $ 13,523    $ 13,745      (1.6%)
                                                              ========      ========      ====      ========    ========      ====

Note 1

         Year-to-year comparisons are affected by prior-year weekly newspaper acquisitions that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the acquisitions for comparable ownership periods in each year, advertising and total revenues would have increased as follows:

                          Four Weeks           13 Weeks
                       Comparable Change   Comparable Change
                       -----------------   -----------------
                        Total               Total
                       Pulitzer    PNI     Pulitzer    PNI
                       ----------------    ----------------
Advertising Revenue      8.6%      9.2%      4.6%      7.4%
Total Revenue            6.4%      5.8%      3.8%      4.6%

Note 2

         Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.

Note 3

         For the four-week and year-to-date periods ended March 28, 2004, classified employment advertising revenue in St. Louis, including STLtoday.com, increased 12.6 percent and 6.3 percent, respectively. At PNI, comparable classified employment advertising revenue, excluding the impact of acquisitions for comparable ownership periods in each year, increased 35.4 percent and 28.1 percent for the four-week and year-to-date periods, respectively. At the Tucson Newspaper Agency, classified employment advertising revenue increased 47.6 percent and
         36.5 percent for the four-week and year-to-date periods, respectively.

Note 4

         Certain reclassifications have been made to the 2003 financial statements and statistical data to conform with the presentation made in 2004.

                                    - more -

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT

SELECTED STATISTICAL INFORMATION

                                                Four Weeks    Four Weeks                 13 Weeks     13 Weeks
                                                  Ended         Ended                     Ended        Ended
                                                 March 28,     March 30,                 March 28,    March 30,
                                                   2004      2003 (Note 4)    Change       2004     2003 (Note 4)    Change
                                                ----------   -------------    ------     ---------  -------------    ------
ADVERTISING LINAGE (in thousands of inches)

ST. LOUIS POST-DISPATCH:
  Advertising Inches
    Full run (all zones)
      Retail                                        56.5         56.4          0.2%        172.3        168.5          2.2%
      General                                       14.6         15.8         (7.6%)        42.0         47.6        (11.7%)
      Classified                                    74.8         77.0         (2.8%)       229.6        243.3         (5.6%)
                                                   -----        -----         ----         -----        -----        -----
        Total                                      145.9        149.2         (2.2%)       443.8        459.3         (3.4%)
    Part run (Retail/Classified)                    35.7         36.8         (2.9%)       130.4        109.9         18.6%
                                                   -----        -----         ----         -----        -----        -----
        Total Inches                               181.6        186.0         (2.3%)       574.2        569.2          0.9%
                                                   =====        =====         ====         =====        =====        =====

TUCSON NEWSPAPER AGENCY:
  Star/Citizen advertising inches
    Full run (all zones)
      Retail                                       116.5        119.4         (2.4%)       363.0        378.9         (4.2%)
      General                                        7.0          6.4          9.4%         21.7         23.9         (9.1%)
      Classified                                   131.8        123.8          6.5%        393.8        385.8          2.1%
                                                   -----        -----         ----         -----        -----        -----
        Total                                      255.3        249.6          2.3%        778.5        788.6         (1.3%)
    Part run (Retail/Classified)                     3.2          5.8        (44.8%)        12.9         18.7        (31.0%)
                                                   -----        -----         ----         -----        -----        -----
        Total Inches                               258.5        255.4          1.2%        791.4        807.3         (2.0%)
                                                   =====        =====         ====         =====        =====        =====

                                                Period Average                           Year-to-Date Average
                                            ----------------------                      ----------------------
CIRCULATION (Note 5):                        2004            2003         Change         2004           2003          Change
---------------------                       -------        -------        ------        -------        -------        ------
ST. LOUIS POST-DISPATCH:
    Daily                                   283,201        303,719        (6.8%)        281,339        286,760        (1.9%)
    Sunday                                  461,651        471,719        (2.1%)        454,998        467,773        (2.7%)

COMBINED PULITZER NEWSPAPERS, INC.:
    Daily                                   190,904        192,727        (0.9%)        189,609        190,533        (0.5%)
    Sunday                                  188,193        191,328        (1.6%)        188,114        191,039        (1.5%)

TUCSON NEWSPAPER AGENCY:
    Star Daily                              113,773        112,274         1.3%         113,365        111,508         1.7%
    Citizen Daily                            33,273         37,069       (10.2%)         33,107         36,046        (8.2%)
                                            -------        -------       ------         -------        -------        ----
      Combined Daily                        147,046        149,343        (1.5%)        146,472        147,554        (0.7%)

    Star Sunday                             179,442        182,252        (1.5%)        180,077        182,870        (1.5%)

                                  Four Weeks     Four Weeks                      13 Weeks        13 Weeks
                                    Ended          Ended                          Ended           Ended
                                   March 28,      March 30,                      March 28,       March 30,
ONLINE PAGE VIEWS (in thousands)     2004       2003 (Note 4)      Change          2004         2003 (Note 4)     Change
--------------------------------  ----------    -------------      ------        ---------      -------------     ------
St. Louis:                          30,251          18,442          64.0%          95,714          57,269          67.1%

Combined PNI Web sites               9,554           7,522          27.0%          26,251          21,565          21.7%

Combined Tucson Web sites            7,030           6,923           1.5%          20,340          19,653           3.5%

Note 5

         Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.

                                    - ### -